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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 30, 2002


                             CORNELL COMPANIES, INC.
              Exact Name of Registrant as Specified in its Charter


       DELAWARE                     1-14472                   76-0433642
State of Incorporation       Commission File Number         I.R.S. Employer
    or Organization                                        Identification No.


    1700 WEST LOOP SOUTH, SUITE 1500
             HOUSTON, TEXAS                                     77027
 Address of Principal Executive Offices                       (Zip Code)


                                 (713) 623-0790
                         Registrant's telephone number,
                               including area code



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                      INFORMATION TO BE INCLUDED IN REPORT

Item 4. Changes in Registrant's Certifying Accountant.

      On May 30, 2002, upon the recommendation of the Company's Audit Committee, the Board of Directors approved the dismissal of Arthur Andersen LLP ("Arthur Andersen") as the Company's independent auditors and the appointment of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to serve as the Company's independent auditors for the year ending December 31, 2002. The change in auditors is effective immediately.

      Arthur Andersen's reports on the Company's consolidated financial statements as of and the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

      In connection with the audits of the two fiscal years ended December 31, 2001, and during the subsequent interim period through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

      The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated May 31, 2002, stating its agreement with such statements.

      During the two fiscal years ended December 31, 2001 and through May 30, 2002, the Company did not consult PricewaterhouseCoopers with respect to the application of generally accepted accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed with this report:

Exhibit 16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 31, 2002.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:      May 31, 2002

                                    CORNELL COMPANIES, INC.


                                    By:  /s/ JOHN L. HENDRIX
                                         -------------------------------------
                                         John L. Hendrix
                                         Senior Vice President and Chief
                                         Financial Officer







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                                  EXHIBIT INDEX


Exhibit     Description

16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 31, 2002.












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